SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




      Date of report (Date of earliest event reported): November 18, 2004

                        Biggest Little Investments L.P.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)



         Delaware                     0-16856                 13-3368726
--------------------------    ----------------------    ---------------------
(State or other jurisdic-    (Commission File Number)   (IRS Employer Identi-
 tion of incorporation or                                   fication No.)
     organization)



      1175 West Moana Lane
          Reno, Nevada                                           89509
--------------------------------                         --------------------
(Address of principal executive                                (Zip Code)
           offices)

                                (775) 825-3355
             ---------------------------------------------------
             (Registrant's telephone number, including area code)


             ---------------------------------------------------
         (Former name or former address, if changed since last report)



ITEM 5.  Other Events and Regulation FD Disclosure.

     On November 18, 2004, Biggest Little Investments, L.P., a Delaware limited partnership (the "Partnership"), extended the termination date to December 20, 2004 of its repurchase program (the "Repurchase Program") to redeem units of limited partnership interest ("Units") from al limited partners owning fewer than 100 Units at a price of $69 per Unit in cash.


ITEM 7.  Financial Statements And Exhibits.

(a) Financial statements of business acquired.

     Not applicable.


(b) Pro forma financial information.

     Not applicable.


(c) Exhibits.

     See Exhibit Index attached.

































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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 18th day of November, 2004.


                                Biggest Little Investments L.P.

                                By:  Maxum LLC
                                     Its General Partner


                                     By:  /s/ Ben Farahi
                                     -------------------
                                              Ben Farahi
                                              Manager








































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EXHIBIT INDEX


Exhibit Number            Document
--------------            --------

     99 Biggest Little Investments L.P. announcement of extension of the termination date of the Repurchase Program, Acceptance Card and Information
















































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BIGGEST LITTLE INVESTMENTS L.P.                                    Exhibit 99
Formerly known as Resources Accrued Mortgage Investors 2, L.P.


                      EXTENSION OF THE UNIT REPURCHASE PROGRAM

                                                            November 18, 2004

Dear Limited Partner:

Biggest Little Investments L.P. (formerly known as Resources Accrued Mortgage Investors 2, L.P.) is pleased to EXTEND its unit repurchase program through which all limited partners owning fewer than 100 units of limited partnership interest of Biggest Little Investments L.P. may conveniently sell all their units for a price of $69 per unit in cash. You will not pay any fees or commissions if you tender your units.

To participate in the program, your signed Acceptance Card along with your ownership certificate(s) must be received by December 20, 2004. You may participate even if you have lost your ownership certificate(s). All the terms of the program are contained in this letter and the Questions and Answers section on the reverse side. UNITS HELD IN EMPLOYEE BENEFIT PLANS ARE NOT ELIGIBLE FOR THIS PROGRAM.

If you tender your units you will be giving up future potential value from owning the units. The purchase price of $69 is not based on a third party appraisal or valuation and no independent person has given their opinion on the fairness of the offer price.

If you have any questions or would like public financial information for Biggest Little Investments L.P., please call us at (775) 332-9161 or visit our website at www.biggestlittle.com.

                                              Sincerely,


                                              Maxum LLC
                                              General Partner



















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          ***NOTICE FOR HOLDERS WHO HAVE LOST THEIR CERTIFICATES***

If any certificate for your units is not presented along with the signed Acceptance Card, the unpresented units will be deemed lost and your signature on the Acceptance Card will acknowledge that you agree to the terms and conditions set forth on the reverse side of the Acceptance Card.

Detach along perforation
-----------------------------------------------------------------------------
ACCEPTANCE CARD FOR SELLING UNITS OF BIGGEST LITTLE INVESTMENTS L.P.
THIS COMPLETED CARD, ALONG WITH YOUR OWNERSHIP CERTIFICATE, MUST BE RECEIVED
BY
                             DECEMBER 20, 2004 AT:
                        BIGGEST LITTLE INVESTMENTS L.P.
               1175 W. MOANA LANE, SUITE 200, RENO, NEVADA 89509




I, the undersigned, owning fewer than 100 units of limited partnership interest of Biggest Little Investments L.P., do hereby authorize the sale of all units of Biggest Little Investments L.P. as indicated below. I also agree to the terms of the program described in the letter dated October 14, 2004.

SELLING ALL UNITS OF LIMITED PARTNERSHIP INTEREST OF BIGGEST LITTLE INVESTMENTS L.P. (PLEASE PRINT CLEARLY AND FILL IN ALL FIELDS)

SIGN  X
       -----------------------------

      X
       -----------------------------

Print Name:
           -------------------------

Address:
        ----------------------------
        Number and Street

------------------------------------
City          State         Zip Code

Number of Units:
                --------------------

Day or Work Telephone Number:
                             -----------------

W-9 - By signing this card, I certify that the following Tax
Identification Number is accurate and that I am not subject to backup withholding:

---------------------------------------------------
Social Security Number or Tax Identification Number

                 Medallion Signature Guaranteed (If Required)

     You need to have your signature guaranteed if your Units are held by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or a representative capacity.

Name and Address of Eligible Institution:

-----------------------------------------------------------------------------
Authorized Signature:
                     --------------------------------------------------------
Title:
      -----------------------------------------------------------------------
Name:
     ------------------------------------------------------------------------
Date:
     ------------------------------------------------------------------------

               QUESTIONS AND ANSWERS ABOUT THE SELLING PROGRAM

1. How do I sell my limited partnership interests?

Simply sign and return the attached Acceptance Card with your Biggest Little Investments L.P. ownership certificate(s) in the envelope provided.

2. What will I be paid for my Biggest Little Investments L.P. limited partnership interests?

All selling limited partners will receive $69 per limited partnership interest. You will not pay any fees or commissions if you decide to sell your limited partnership interests. If you decide to sell, you must sell all of your Biggest Little Investments L.P. units. Once you indicate that you wish to have your interests redeemed, your decision is irrevocable. Units held through employee benefit plans are not covered by the program and cannot be submitted.

3. When do I receive my money?

The Partnership will mail your check approximately ten business days after receipt of your Acceptance Card. Please allow time for the Postal Service to deliver your check to you. We make no representations as to the tax consequences of your participation.

4. What is a recent price of Biggest Little Investments L.P. units?

There is no established or regular trading market for your units, nor is there another reliable standard for determining the fair market value of the units. The offer price may not reflect the price that you could receive in the open market for your units which could be higher than the offer price.

According to Partnership Spectrum, an independent industry publication, between January 2004 and August 2004, a limited number of units in your partnership were traded in the informal secondary market for units at prices ranging from a high of $71 per unit to a low of $65 per unit, with a weighted average cost of approximately $68.10 per unit and without taking into account commissions and other transactional costs.

5. Must I participate in this program?

You do not have to participate in this program. The purpose of this program is to provide a convenient, voluntary service for our limited partners. We make no recommendation as to whether or not you should participate in this redemption program.

6. How much time do I have to participate?

The program will expire on December 20, 2004. Your Acceptance Card and ownership certificate(s) must be received in good order, no later than 5:00 p.m., Nevada time on that date. If the program is extended, the price may be increased in the extension period and you will be entitled to receive the higher price. Acceptance Cards received after December 20, 2004 may automatically be applied to any further extension period. You may fax your completed acceptance card to (775) 825-7705 followed with the original by mail.

If you need assistance or further information, please call (775) 332-9161 or visit our website at www.biggestlittle.com.

THIS PROGRAM MAY BE EXTENDED, AMENDED AND/OR TERMINATED AT ANY TIME. TENDERS MAY BE REJECTED OR IRREGULARITIES WAIVED OF ANY TRANSMITTAL NOT IN PROPER ORDER. THE PROGRAM IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM, ANY LIMITED PARTNER IN ANY JURISDICTION IN WHICH THE PROGRAM WOULD NOT COMPLY WITH THE LAWS OF SUCH JURISDICTION. BIGGEST LITTLE INVESTMENTS L.P. DOES NOT MAKE ANY TAX REPRESENTATIONS OR RECOMMENDATIONS AS TO YOUR PARTICIPATION IN THIS PROGRAM.

  AFFIDAVIT FOR LOST OWNERSHIP CERTIFICATE(S) OF BIGGEST LITTLE INVESTMENTS
                                      L.P.

Note: This affidavit only applies to limited partners who have lost their certificate(s), or who did not enclose their certificate(s).

By signing the front of this Acceptance Card, I agree to the following: I am the lawful owner of the above described certificate(s) and units of limited partnership interest. The certificate(s) has not been endorsed, cashed, negotiated, transferred, assigned or otherwise disposed of. I have made a diligent search for the certificate(s) and have been unable to find it (them) and make this Affidavit for the purpose of inducing the cancellation and replacement or liquidation of the certificate(s) and the sale of the units represented thereby without the surrender of the certificate(s), and hereby agree to surrender the certificate(s) for cancellation should I, at any time, find the certificate(s). I hereby agree, for myself, my heirs, assigns and personal representatives, that in consideration of the proceeds of the sale or the replacement of the units represented by the certificate(s) to completely indemnify, protect and hold harmless Biggest Little Investments L.P., American Stock Transfer & Trust Company and any other party to the transaction (the "Obligees"), from and against all loss, costs and damages, including court costs and attorneys' fees, which they may be subject to or liable for in respect of the cancellation and replacement of the certificate(s). The rights accruing to the Obligees under the preceding sentence shall not be limited by the negligence, inadvertence, accident, oversight or breach of any duty or obligation on the part of the Obligees or their respective officers, employees and agents or their failure to inquire into, contest or litigate any claim, whenever such negligence, inadvertence, accident, oversight, breach or failure may occur or have occurred.

        PLEASE DO NOT FORGET TO SIGN THE FRONT OF THIS ACCEPTANCE CARD















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